                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 18, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

            1111 LOUISIANA
            HOUSTON, TEXAS                                                                    77002
(Address of principal executive offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

            1111 LOUISIANA
            HOUSTON, TEXAS                                                                    77002
(Address of principal executive offices)                                                    (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

ITEM 5.  OTHER EVENTS.

         On June 18, 2003, the Public Utility Commission of Texas (Texas Utility Commission) ruled that the filing by CenterPoint Energy Houston Electric, LLC (CenterPoint Houston) for recovery of its stranded costs and regulatory assets as provided by the Texas electric restructuring law will be made on March 31, 2004. CenterPoint Houston, a wholly owned subsidiary of CenterPoint Energy, Inc., had requested, and the Texas Utility Commission had initially proposed, a filing date of January 12, 2004. Under the Texas electric restructuring law, the Texas Utility Commission is required to conduct true-up proceedings for each investor-owned utility whose generation assets were "unbundled" from its transmission and distribution assets in order to quantify and reconcile the amount of stranded costs and certain regulatory assets. The law requires a final order to be issued by the Texas Utility Commission not more than 150 days after a proper filing is made by the regulated utility.

         Any delay in the final order date will result in a delay in the securitization of CenterPoint Houston's stranded costs and the start of recovery of certain carrying costs through non-bypassable charges to CenterPoint Houston's customers.

         In addition, this delay means that the calculation of the market value of the Texas Genco Holdings, Inc. common stock for purposes of the Texas Utility Commission's stranded cost determination might be more or less than the purchase price calculated under the option held by Reliant Resources, Inc. to purchase CenterPoint Energy's 81% ownership interest in Texas Genco Holdings. Under the option, the purchase price will be based on market prices during the 120 trading days ending on January 9, 2004, but under the filing schedule prescribed by the Texas Utility Commission, the value of that ownership interest for the stranded cost determination will be based on market prices during the 120 trading days ending on March 30, 2004. If Reliant Resources exercises its option at a lower price than the market value used by the Texas Utility Commission, CenterPoint Houston would be unable to recover the difference from the stranded cost true up proceeding.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC.



Date: June 20, 2003                          By: /s/ JAMES S. BRIAN
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY HOUSTON
                                             ELECTRIC, LLC



Date: June 20, 2003                          By: /s/ JAMES S. BRIAN
                                                --------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer